UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
PROOF ACQUISITION CORP I
(Exact Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROOF ACQUISITION CORP I
11911 Freedom Drive, Suite 1080
Reston, VA 20190
NOTICE OF SPECIAL MEETING
To be held on May 19, 2023, at 10:00 a.m., Eastern Daylight Time
To the Shareholders of PROOF Acquisition Corp I:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of PROOF Acquisition Corp I, a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held at 10:00 a.m., Eastern Daylight Time on May 19, 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. In order to facilitate access for our shareholders, the Special Meeting will be held in virtual meeting format and there is no requirement to attend the Special Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions, and participate as they would at an in-person special meeting. In particular, you can attend the Special Meeting virtually, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/proof-paci/2023. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts.
If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 800-450-7155 (toll free) or +1 857-999-9155 outside of the U.S. and Canada. No passcode is needed. Please request the “PROOF Acquisition Corp I Special Meeting” when greeted by the operator, and you will be placed into the conference on hold until the meeting begins. You will not be able to vote or submit questions through the listen-only format.
Even if you plan to attend the Special Meeting in person virtually, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated April 21, 2023, and is first being mailed to shareholders of the Company on or about that date.
The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
1.
A proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as set forth in Annex A of the accompanying Proxy Statement, to change the timing of and payment required to extend the date by which the Company must consummate an initial Business Combination (the “Completion Window”). As amended, the required payments for each extension period (each such payment, the “Adjusted Extension Payment”) shall constitute the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”) of (i) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then thereafter (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable (the “Extension Amendment”);

2.
A proposal (the “Trust Agreement Amendment Proposal”) to approve the amendment to the Company’s Investment Management Trust Agreement, dated as of November 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment”) to allow for the Extension Amendment; and

3.
A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the Special Meeting, (i) there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (ii) there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

In addition, at the Special Meeting, our shareholders may discuss and ask questions about the Company’s affairs.
The Extension Amendment Proposal and the Trust Agreement Amendment Proposal are cross-conditioned on the approval of the other.
The Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal are essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to assist in extending the date by which the Company has to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination involving the Company and one or more businesses or entities (a “Business Combination”). The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to change the timing of and reduce the amount deposited to the Trust Account in order to secure additional time to complete an initial Business Combination, if any. Our Board does not believe that there will be sufficient time before June 3, 2023 (the “Termination Date”) to complete an initial Business Combination. Accordingly, our Board believes that to be able to consummate an initial Business Combination, we will need to make one or more payments to extend the Termination Date. Currently, we may extend the Termination Date up to two (2) times for an additional three (3) months each time from June 3, 2023 up to December 3, 2023 (the “Extension” or the “Extended Date”) by depositing $2,760,000 for each Extension (each, an “Original Extension Payment”) into the Trust Account. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to amend the timing of and the payment required to extend the Completion Window by changing the Original Extension Payment to the Adjusted Extension Payment in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. If the Company enters into a definitive agreement for an initial Business Combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the proposed initial Business Combination.
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to carefully read the Proxy Statement before you vote. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Special Meeting or not to amend the Certificate of Incorporation and may liquidate pursuant to the terms of the Certificate of Incorporation.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Special Meeting, holders of our Class A Common Stock issued in our IPO as part of the units (each a “Public Shareholder” and the shares of Class A Common Stock issued upon the separation of the units, the “Public Shares”) may elect to redeem their Public Shares for a per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding Public Shares, subject to certain redemption limitation described in our Certificate of Incorporation, regardless of whether such Public Shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Redemption”). We may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. If Public Shareholders do not choose to exercise their redemption rights in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, they will retain their right to redeem their Public Shares if a proposed initial Business Combination is submitted to shareholders, subject to any limitations set forth in our Certificate of Incorporation. In addition, Public

Shareholders who do not make the election to redeem would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Termination Date, as extended. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.
Based on the amount in the Trust Account as of the Record Date (as defined below), which was $288,426,163.12, we anticipate that the per-Public Share redemption price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Special Meeting. The closing price of the Public Shares on the New York Stock Exchange (“NYSE”) on April 20, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.39. We cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when a Public Shareholder desires to sell the Public Shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN DAYLIGHT SAVINGS TIME ON MAY 17, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”), YOU SHOULD ELECT EITHER TO TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR TO DELIVER YOUR PUBLIC SHARES TO THE TRUSTEE ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.
The withdrawal of funds from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption, and the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 that was in the Trust Account as of the Record Date. As a result, we may need to obtain additional funds to complete any proposed initial Business Combination.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate an initial Business Combination by June 3, 2023 (which is 18 months from the closing of our IPO) or by December 3, 2023 (which is 24 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Certificate of Incorporation, we will cease all operations except for the purpose of winding up. As promptly as reasonably possible but not more than ten business days after June 3, 2023 or December 3, 2023, as applicable, we will redeem all the outstanding Public Shares, at a per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish all Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire without any value in the event of our winding up. In the event of a liquidation, holders of our Class B Common Stock and Class A Common Stock issued upon the conversion of Class B Common Stock (the “Founder Shares” and, together with the Public Shares, the “Common Stock”), including PROOF Acquisition Sponsor I, LLC, a Delaware limited liability company (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Approval of the Extension Amendment Proposal will constitute consent for us to instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-Public Share redemption price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds in Trust Account will be available for use by us in connection with consummating our initial Business Combination, if any. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any business combination through the Termination Date, as extended, the Extended Date.
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote.
The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not count as votes cast. As a result, abstentions and broker non-votes will have the effect of a “No” vote with respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Abstentions and broker non-votes have no effect on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have the effect of a “No” vote with respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
Our Board has fixed 5:00 p.m., Eastern Daylight Savings Time, on April 6, 2023 as the date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 34,500,000 shares of Common Stock outstanding, which includes both Class A Common Stock and Class B Common Stock.
This Proxy Statement is dated April 21, 2023, and is first being mailed to shareholders on or about that date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your Common Stock.
April 21, 2023	By Order of the Board of Directors of PROOF Acquisition Corp I,

By:
Name: John C. Backus, Jr.
Title: Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your Common Stock will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.
Even if you plan to attend the Special Meeting online, it is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.
Important Notice Regarding the Availability of Proxy Material for the Special Meeting to be held on May 19, 2023: This notice of the Special Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/proofpaci/2023.

i

PROOF ACQUISITION CORP I
11911 Freedom Drive, Suite 1080
Reston, VA 20190
SPECIAL MEETING OF PROOF ACQUISITION CORP I
To be held on May 19, 2023, at 10:00 a.m. Eastern Daylight Time
PROXY STATEMENT
The special meeting (the “Special Meeting”) of PROOF Acquisition Corp I, a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held at 10:00 a.m. Eastern Daylight Time on May 19, 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. In accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Special Meeting will be held in virtual meeting format and there is no requirement to attend the Special Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions, and participate as they would at an in-person Special meeting. In particular, you can attend the Special Meeting virtually, and vote and submit questions via live audio webcast by visiting https://www.cstproxy.com/proof-paci/2023 and entering the control number found on your proxy card, voting instruction form, or notice included in the proxy material. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.
If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 800-450-7155 (toll free) or +1 857-999-9155 outside of the U.S. and Canada. No passcode is needed. Please request the “PROOF Acquisition Corp I Special Meeting” when greeted by the operator, and you will be placed into the conference on hold until the meeting begins. You will not be able to vote or submit questions through the listen-only format.
The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
1.
A proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as set forth in Annex A of the accompanying Proxy Statement, to change the timing of and payment required to extend the date by which the Company must consummate an initial Business Combination (the “Completion Window”). As amended, the required payments for each extension period (each such payment, the “Adjusted Extension Payment”) shall constitute the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”) of (i) the lesser of (a) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then thereafter (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable (the “Extension Amendment”);

2.
A proposal (the “Trust Agreement Amendment Proposal”) to approve the amendment to the Company’s Investment Management Trust Agreement, dated as of November 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment”) to allow for the Extension Amendment; and

3.
A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the Special Meeting: (i) there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (ii) there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

At the Special Meeting, our shareholders may discuss and ask questions about the Company’s affairs.

The Extension Amendment Proposal and the Trust Agreement Amendment Proposal are cross-conditioned on the approval of each other.
The Extension Amendment Proposal and the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal are essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to assist in extending the date by which the Company has to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination involving the Company and one or more businesses or entities (a “Business Combination”). The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to change the timing of and reduce the amount deposited to the Trust Account in order to secure additional time to complete an initial Business Combination, if any. Our Board does not believe that there will be sufficient time before June 3, 2023 (the “Termination Date”) to complete an initial Business Combination. Accordingly, our Board believes that, to be able to consummate an initial Business Combination, we will need to make one or more payments to extend the Termination Date. Currently, we may extend the Termination Date up to two (2) times for an additional three (3) months each time from June 3, 2023 up to December 3, 2023 (the “Extension” or the “Extended Date”) by depositing $2,760,000 for each Extension (each, the “Original Extension Payment”) into the Trust Account. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Completion Window by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. If the Company enters into a definitive agreement for an initial Business Combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the SEC announcing the proposed initial Business Combination.
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal is more fully described in this Proxy Statement. Please take the time to carefully read the Proxy Statement before you vote. Notwithstanding the foregoing, if we receive enough proxies to approve both the Extension Amendment Proposal and Trust Agreement Amendment Proposal, we may choose not to hold the Special Meeting. Furthermore, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to amend the Certificate of Incorporation and may liquidate the Company pursuant to the terms of the Certificate of Incorporation.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Special Meeting, holders of our Class A Common Stock issued in our IPO as part of the units (each a “Public Shareholder” and the shares of Class A Common Stock issued upon the separation of the units, the “Public Shares”) may elect to redeem their Public Shares for a per-Public Share redemption price, payable in cash regardless of whether the Public Shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Redemption”). We may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. If Public Shareholders do not choose to exercise their redemption rights in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, they will retain their right to redeem their Public Shares when a proposed initial Business Combination is submitted to shareholders, subject to any limitations set forth in our Certificate of Incorporation. In addition, Public Shareholders who do not make the election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Termination Date, as extended, the Extended Date. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.
Based on the amount in the Trust Account as of the Record Date (as defined below), which was $288,426,163.12, we anticipate that the per-Public Share redemption price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Special Meeting. The closing price of the Public Shares on the New York Stock Exchange (“NYSE”) on April 20, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.39. We cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when a Public Shareholder desires to sell Public Shares.

The withdrawal of funds from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption, and the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 that was in the Trust Account as of the Record Date. As a result, we may need to obtain additional funds to complete any proposed business combination.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by June 3, 2023 (which is 18 months from the closing of our IPO) or by December 3, 2023 (which is 24 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Certificate of Incorporation, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding Public Shares, at a per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire without any value in the event of our winding up. In the event of a liquidation, holders of our Class B Common Stock and Class A Common Stock issued upon the conversion of Class B Common Stock (the “Founder Shares”), including PROOF Acquisition Sponsor I, LLC, a Delaware limited liability company (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Approval of the Extension Amendment Proposal will constitute consent for us to instruct the Trustee to (i) remove from the Trust Account an amount equal to the number of Public Shares properly redeemed multiplied by the per-Public Share redemption price (the “Withdrawal Amount”), and (ii) deliver to the Public Shareholders who have properly redeemed their Public Shares their pro rata portion of the Withdrawal Amount. The per-Public Share redemption price will be equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding Public Shares. The funds remaining in the Trust Account will be available for use by us in connection with consummating our initial Business Combination, if any, and for other permitted uses. Holders of Public Shares who do not redeem their Public Shares will retain their redemption rights in the event of an initial Business Combination or other event specified in the Certificate of Incorporation as requiring the Company to offer redemption rights to Public Shareholders.
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote.
The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote.
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding shares of Common Stock virtually present in person or represented by proxy at the Special Meeting (including any adjournment thereof) and entitled to vote.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not count as votes cast. As a result, abstentions and broker non-votes will have the effect of a “No” vote with respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Abstentions and broker non-votes have no effect on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have the effect of a “No” vote with respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
Our Board has fixed 5:00 p.m., Eastern Daylight Savings Time, on April 6, 2023 as the date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that Record Date are entitled to vote at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 34,500,000 shares of Common Stock issued and outstanding, which includes both Class A Common Stock and Class B Common Stock.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Alliance Advisors, LLC (“Alliance”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay a fee of $27,500 to Alliance and will also reimburse Alliance for reasonable out-of-pocket expenses. We have also agreed to indemnify Alliance and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to the mailed proxy material, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy material to beneficial owners.
Alliance Advisors, LLC
200 Broadacres Drive,
Bloomfield, New Jersey 07003
Email: PACI@allianceadvisors.com
Toll-free: 888-511-2609
This Proxy Statement is dated April 21, 2023 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIAL
Why did you send me this Proxy Statement?
This Proxy Statement and the accompanying material are being sent to you because you are either the holder of shares of Class A Common Stock of the Company or the holder of Class B Common Stock of the Company. As a result, the Board is soliciting proxies from you for use at the Special Meeting to be held on May 19, 2023, at 10:00 a.m., Eastern Daylight Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Special Meeting.
What proposals will be considered at the Special Meeting?
At the Special Meeting, you will be asked to vote on:
(1)
The Extension Amendment Proposal to amend the Company’s Certificate of Incorporation as set forth in Annex A, to change the timing of and payment required to extend the Completion Window. As amended, the payment required to extend the Completion Window will constitute the deposit by the Company into the Trust Account of (i) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then thereafter (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable;

(2)
The Trust Agreement Amendment Proposal to amend the Company’s Investment Management Trust Agreement, dated as of November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, the Trustee, as set forth in Annex B to allow us to change the timing of and payment required to extend the Completion Window; and

(3)
The Adjournment Proposal, if necessary, to adjourn the Special Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the Special Meeting: (i) there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (ii) there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

What is the purpose of these Proposals?
The purpose of these Proposals is to amend the timing of and payment required to extend the Completion Window in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment.
The Company is a blank-check company that was incorporated as a Delaware corporation on March 16, 2021, for the purpose of effecting an initial Business Combination. Pursuant to our Certificate of Incorporation, we currently have until our Termination Date, June 3, 2023 (which is 18 months from the closing of our IPO) to consummate an initial Business Combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a Business Combination up to (2) two times, each by an additional three months (for a total of up to 24 months to complete an initial Business Combination, which is December 3, 2023. In order to extend the Termination Date, for each 3-month extension, PROOF Acquisition Sponsor I, LLC, a Delaware limited liability company (our “Sponsor”) (or its designees) must deposit into the trust account funds equal to $0.10 per unit sold in the IPO, for an aggregate additional amount of $2,760,000 per 3-month extension, payable in cash. Our Board does not believe that there will be sufficient time before June 3, 2023 to complete an initial Business Combination. Accordingly, our Board believes that, in order to be able to consummate an initial Business Combination, we will need to make one or more payments to extend the Termination Date. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company will be able to consummate an initial Business Combination within the Completion Window, as extended, given the actions that must occur prior to closing of an initial Business Combination.
While we are currently in discussions regarding initial Business Combination opportunities with a variety of potential Business Combination targets, we have not yet executed a definitive agreement for an initial Business Combination. We currently do not expect to be able to consummate an initial Business Combination by June 3, 2023. Because we may not be able to complete an initial Business Combination within the permitted time period and we may not be able to secure the proceeds required for to make the $2,760,000 payments to extend the Termination Date, the Board has determined to seek shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. However, even if these Proposals are approved, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment.
How does the Board recommend that I vote?
Our Board believes that it is in the best interests of the shareholders that we continue our existence beyond June 3, 2023 in order to allow us more time to complete our initial Business Combination. As a result, the Board has determined that it is in the best interests of the Company and our shareholders to amend the timing of and payment required to extend the Completion Window in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination.
Therefore, our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal, and “FOR” the Adjournment Proposal.
Can I vote in favor of the Proposals and still redeem my Public Shares?
Yes. Public Shareholders may vote “FOR” or “AGAINST” the Proposals and still elect to redeem their Public Shares. Public Shareholders that elect to redeem their Public Shares for a per-Public Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued outstanding public shares, subject to the redemption limitation described below, regardless of whether such Public Shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. We may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.
Can I elect to redeem a portion of my Public Shares?
Yes, you may elect to redeem all or a portion of your Public Shares.
What is the effect on the Company and the Public Shareholders if holders elect to redeem their Public Shares?
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will pursuant to the Trust Agreement, instruct the Trustee to remove from the Trust Account the Withdrawal Amount, which is an amount equal to the number of Public Shares properly redeemed multiplied by the per-Public Share redemption price and (ii) deliver to the holders that elected to redeem their Public Shares their pro rata portion of the Withdrawal Amount. The per-Public Share redemption price will be equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding Public Shares. Funds in the Trust Account not withdrawn and used for redemptions will remain in the Trust Account and will be available for use by us in connection with consummating our initial Business Combination, if any, and other permitted uses. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any initial Business Combination through the Termination Date, as extended.
The removal of the Withdrawal Amount from the Trust Account in connection with redeeming Public Shareholders making an Election will reduce the amount held in the Trust Account following the redemption. We cannot predict the amount that will remain in the Trust Account following the completion of the Special Meeting, but anticipate the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If these Proposals are approved, does that mean I am approving an initial Business Combination at this time?
No. You are not being asked to vote on a proposed initial Business Combination at this time. If the Adjusted Extension Payment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial Business Combination, you will retain the right to vote on a proposed initial Business Combination when it is submitted to shareholders, as well as the right to elect to redeem your Public Shares for cash regardless of whether an initial Business Combination is approved and completed.
Who may vote at the Special Meeting?
Holders of the Company’s Class A Common Stock and the Company’s Class B Common Stock (collectively, the “Common Stock”) as of the close of business on the Record Date, are entitled to vote at the Special Meeting. As of the Record Date, there were 34,500,000 shares of Common Stock, including 27,600,000 Class A Common Stock and 6,900,000 Class B Common Stock, issued and outstanding.
How many votes must be present to hold the Special Meeting?
Your shares are counted as present at the Special Meeting if you attend the Special Meeting in person virtually and vote online, if you properly submit your proxy, or if your shares are registered in the name of a bank or brokerage firm and you provide voting instructions. On the Record Date, there were 34,500,000 shares of Common Stock outstanding and entitled to vote. For a quorum to be present, the holders of a majority of our issued and outstanding shares of Common Stock must be present in person (including virtually) or by proxy (or if a corporation or other non-natural person, by its duly authorized representative or proxy) at the Special Meeting. This is referred to as a quorum. Consequently, the holders or the authorized proxies of holders of 17,250,001 shares of Common Stock must be present at the Special Meeting to constitute a quorum.
How many votes do I have?
Each share of Common Stock is entitled to one vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and proxy material were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and proxy material were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

If I am a shareholder of record of the Company’s shares, how do I vote?
There are two ways to vote:
•
In Person Online. If you are a shareholder of record, you may attend the Special Meeting virtually and vote online. You may still attend the Special Meeting virtually and vote online if you have already voted by proxy.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
If I am a beneficial owner of shares held in street name, how do I vote?
There are three ways to vote:
•
Online at the Special Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer, or other similar organization that holds your shares. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a legal proxy from your brokerage firm, bank, broker-dealer, or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
Over the internet. You may vote by proxy by submitting your proxy over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker, or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

What is included in this material?
This material includes:
•	This Proxy Statement for the Special Meeting; and
•	A proxy card.
What is the proxy card?
The proxy card enables you to appoint John C. Backus, Jr., our Chief Executive Officer, or, failing him, Michael W. Zarlenga, our General Counsel, or, failing him, the duly appointed director, as your representative at the Special Meeting. By completing and returning the proxy card, you are authorizing Mr. Backus, Mr. Zarlenga, or the director to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended that you complete and return your proxy card before the Special Meeting date in case your plans change. If a Proposal comes up for vote at the Special Meeting that is not on the proxy card, the representative will vote your shares, under your proxy, according to their best judgment.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal are considered non-routine matters, and therefore, brokers cannot exercise discretionary authority regarding this Proposal for beneficial owners who have not returned proxies to the brokers (also known as “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Special Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present. However, because the vote required to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal require the affirmative vote of a certain percentage of all outstanding Common Stock, an abstention or broker non-vote with respect to these Proposals is the equivalent of a “No” vote.

What vote is required for the Extension Amendment Proposal?
The Extension Amendment Proposal must be approved by the affirmative vote of the holders of sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote. Abstentions and broker non-votes will have the effect of a “No” vote. Approval of the Extension Amendment Proposal is also cross-conditioned on the approval of the Trust Agreement Amendment Proposal.
What vote is required for the Trust Agreement Amendment Proposal?
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a “No” vote. Approval of the Trust Agreement Amendment Proposal is also cross-conditioned on the approval of the Extension Amendment Proposal.
What vote is required for the Adjournment Proposal?
The Adjournment Proposal must be approved by the affirmative vote of the holders of a simple majority of the outstanding shares of Common Stock entitled to vote that vote in person (including virtually) or by proxy at the Special Meeting or any adjournment thereof. Abstentions and broker non-votes will have no effect on this Proposal.
How do the Company insiders intend to vote their shares?
Our Sponsor, directors, officers, and their respective affiliates are expected to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Currently, our Sponsor, and directors, and officers own approximately 18.67% of our issued and outstanding shares of Common Stock. Our Sponsor, directors, officers, and their affiliates may choose to buy Public Shares in the open market and through privately negotiated purchases. If purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. Any Public Shares held by or subsequently purchased by our Sponsor, or directors, officers, and their respective affiliates will be voted in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal, if applicable.
What interests do the Sponsor, and the Company’s directors and officers have in the approval of the Proposals?
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 6,440,000 Founder Shares (initially 6,900,000 Founder Shares were purchased by the Sponsor for an aggregate purchase price of $25,000) and (ii) 15,226,000 Private Placement Warrants (purchased for $15,226,000 simultaneously with the closing of our IPO). If an initial Business Combination is not consummated, the amount remaining in the Trust Account will be used to redeem the remaining Public Shareholders (subject to the requirements of applicable law) and any proceeds remaining in the Company (e.g., proceeds from the sale of the Private Placement Warrants) will first be used to pay creditors of the Company and then be distributed to the remaining shareholders of the Company. In the event of a liquidation, the Private Placement Warrants and all underlying securities will be worthless. See the section entitled “The Special Meeting – Interests of our Initial Shareholders, Directors and Officers.”
In addition, our Certificate of Incorporation provides that we currently have until June 3, 2023 (which is 18 months from the closing of our IPO) to consummate an initial Business Combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a Business Combination up to two (2) times, each by an additional three months (for a total of up to 24 months to complete a Business Combination, which is December 3, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to the Original Extension Payment. Our Board does not believe that there will be sufficient time before June 3, 2023 to complete an initial Business Combination. Thus, our Certificate of Incorporation would be amended in the form attached as Annex A and Annex B, respectively, to change the payment required to extend the Completion Window from June 3, 2023 up to December 3, 2023, by depositing into the Trust Account the Adjusted Extension Payment for each applicable period instead of the Original Extension Payment. As our Sponsor (or its designees) may finance either the Original Extension Payments or, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjusted Extension payments, it may have interest in the Proposals that are different from, or in addition to, your interest as a shareholder.

What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?
Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will not amend the Certificate of Incorporation or the Trust Agreement.
As discussed above, the Board does not believe that an initial Business Combination can be completed before June 3, 2023. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and the Company is unable to raise additional proceeds to fund the two 3-month extension periods currently contained in the Certificate of Incorporation, in accordance with our Certificate of Incorporation, we will cease all operations except for the purpose of winding up. In connection with winding up, not more than ten business days after the Termination Date (as may be extended), the Company will redeem all the outstanding Public Shares, at a per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire without any value if we fail to complete our initial Business Combination by the deadline set forth in our Certificate of Incorporation. In the event of a liquidation, holders of Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have until the Extended Date to complete its initial Business Combination, assuming we are able to deposit into the Trust Account each Adjusted Extension Payment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company will be able to consummate an initial Business Combination within the Completion Window, as extended, given the actions that must occur prior to closing of an initial Business Combination.
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial Business Combination on or before the Extended Date.
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and each Adjusted Extension Payment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Common Stock held by the Company’s initial shareholders, directors and officers, and their respective affiliates. However, we may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. We cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Are the Proposals conditioned on one another?
Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of the other. If, based on the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of our Common Stock to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or any other proposal. In those events, at the Special Meeting, the Company will ask the shareholders to vote only on the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.
How do I exercise my redemption rights?
In connection with tendering your shares for redemption, you must elect either (a) to physically tender or deliver your shares (and share certificates (if any) and other redemption forms) to our transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption, E-mail: spacredemptions@continentalstock.com, by May 17, 2023 or at least two business days prior to the Special Meeting (the “Redemption Deadline”) or (b) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System by the Redemption Deadline, which election would likely be determined based on the manner in which you hold your shares.
Shares that have not been tendered or delivered in accordance with these procedures by the Redemption Deadline will not be redeemed. If a Public Shareholder tenders its shares and decides that it does not want to redeem its Public Shares, the Public Shareholder may withdraw the tender with the consent of the Board. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.
How are votes counted?
You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as you instruct on each Proposal. Voting to Abstain on the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will have the effect of a “No” vote on those Proposals.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute broker non-votes. Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as non-routine matters. The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions will be counted towards a quorum but will not be considered votes cast.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Special Meeting virtually and voting online if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s General Counsel, a written notice of revocation prior to the Special Meeting.
If your shares are held of record by a brokerage firm, bank, or other nominee, you must instruct your broker, bank, or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank, or other nominee holding your shares, confirming your beneficial ownership of the shares, and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, this will be treated similar to an abstention. Your shares will be counted toward a quorum. However, because the Extension Amendment Proposal and the Trust Agreement Amendment Proposal require the affirmative vote of a percentage of all the outstanding Common Stock to be approved, returning your proxy card without providing further instructions on these two Proposals will have the same effect as a “No” vote. Because the Adjournment Proposal only requires a simple majority of those actually voting, returning your proxy card without providing further instructions will have no effect on any of the Adjournment Proposal.
Is my vote kept confidential?
Proxies, ballots, and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting material, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date, and return each proxy card and voting instruction card that you receive to cast a vote with respect to all of your shares of Common Stock.
Where do I find the voting results of the Special Meeting?
We may announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the Special Meeting.
Who bears the cost of soliciting proxies?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC (“Alliance”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance a fee of $27,500. We will also reimburse Alliance for reasonable out-of-pocket expenses and will indemnify Alliance and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:
Alliance Advisors, LLC
200 Broadacres Drive,
Bloomfield, New Jersey 07003
Email: PACI@allianceadvisors.com
Toll-free: 888-511-2609
If you have questions regarding the certification of your position or delivery of your Common Stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statements and the documents to which we refer you in this Proxy Statement contain forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about us that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “may,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “believe,” “potential,” “approximate,” “predicts,” “intends,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such discrepancy include, but are not limited to, those described in our SEC filings.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions, extensions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•	our ability to enter into a definitive agreement and related agreements;
•	our ability to complete an initial Business Combination;
•	the anticipated benefits of an initial Business Combination;
•	the volatility of the market price and liquidity of our securities;
•	the use of funds not held in the Trust Account;
•	the competitive environment in which our successor will operate following an initial Business Combination; and
•	proposed changes in SEC rules related to blank-check companies or special purpose acquisition companies (“SPACs”)
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data, or methods, future events, or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance, or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in (i) our final prospectus filed with the SEC on December 2, 2021 and (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 27, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on December 2, 2021 and (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 27, 2023 and in other reports we file with the SEC before making any investment decision related to our securities. Furthermore, if any of the following events occur, our business, financial condition, and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition, and operating results or result in our liquidation.
There are no assurances that the Adjusted Extension Payment will enable us to complete an initial Business Combination.
Approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal involves several risks. Even if the Adjusted Extension Payment is approved, we cannot assure you that we will have sufficient capital resources to make the Adjusted Extension Payment and provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate any initial Business Combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer Public Shareholders the opportunity to redeem their Public Shares in connection with the Extension Amendment Proposal, and we will be required to offer our remaining Public Shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Adjusted Extension Payment or an initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Adjusted Extension Payment and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial Business Combination.
With respect to the regulation of SPACs, on March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose, and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we can modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Company.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete an initial Business Combination. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its IPO. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Proposed Rules have not yet been adopted, there is uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours especially if we are unable to complete an initial Business Combination within 24 months after the effective date of our registration statement for our IPO as a result of seeking another Completion Date extension. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Company.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, at any time, we may instruct the Trustee to liquidate any securities held in the Trust Account and instead to hold the funds in the Trust Account in a demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
Since the IPO, the funds in the Trust Account have been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. However, to mitigate the risk being deemed an investment company under the subjective test of Section 3(a)(1)(A) of the Investment Company Act and thus subject to regulation under the Investment Company Act, at any time, we may instruct the Trustee to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter, to hold all funds in the Trust Account in demand deposits until the earlier of consummation of our initial Business Combination or liquidation of the Company. If the funds in the Trust Account are held in demand deposits, we would likely receive minimal interest, if any. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter, to hold all funds in the Trust Account in cash would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
Furthermore, if the funds in the Trust Account are held in a demand deposit account instead of U.S. government treasury securities, these funds will only be guaranteed by the Federal government up to $250,000. While the Company will attempt to mitigate the risk of loss due to the failure of the financial institution where the demand deposit account is held, there can be no assurance that the Company will be able to insure all or any portion of the funds in the Trust Account beyond the $250,000 limit for deposit insurance in an economically viable manner. If we are not able to mitigate this risk of a financial institution failure, the funds in the Trust Account held in a demand deposit account can be lost and we will be unable to redeem Public Shareholders.
The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial Business Combination, hinder our ability to consummate an initial Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into Federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise

Tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of Treasury (“Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. Treasury and the Internal Revenue Service (“IRS”) recently have issued preliminary guidance regarding the application of this Excise Tax, but there can be no assurance that this guidance will be finally adopted in its current form. The IRA applies only to repurchases that occur after December 31, 2022.
As described under “The Special Meeting – Redemption Rights,” if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, our Public Shareholders who have exercised their Election will have the right to require us to redeem their Public Shares. These redemptions may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial Business Combination, (ii) the structure of the initial Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial Business Combination (or otherwise issued not in connection with the initial Business Combination but issued within the same taxable year of the initial Business Combination), (iv) whether or not the Company liquidates in the same year as the redemption, and (iv) the content of regulations and other guidance from the Treasury and the IRS. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial Business Combination and in our ability to complete an initial Business Combination.
Nonetheless, unless otherwise required by law or prior to our initial Business Combination, we will not use the proceeds placed in the Trust Account or the interests earned thereon to pay any Excise Tax that may become due and payable as a result of the redemption of our Public Shares.
In the event both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and we amend our Certificate of Incorporation, NYSE may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Common Stock, units, and warrants are listed on the New York Stock Exchange (“NYSE”). We are subject to compliance with NYSE’s continued listing requirements in order to maintain the listing of our securities on NYSE. Generally, we must maintain a minimum amount in shareholders’ equity and a minimum number of holders of our securities. Pursuant to the terms of the Certificate of Incorporation, we must offer to redeem Public Shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to all Public Shareholders. If the Proposals are approved and the Certificate of Incorporation and the Trust Agreement are amended, Public Shareholders electing to redeem their Public Shares may cause the Company not to be in compliance with NYSE’s continued listing requirements.
We expect that if our Class A Common Stock fails to meet NYSE’s continued listing requirements, our units and warrants will also fail to meet NYSE’s continued listing requirements. We cannot assure you that any of our Common Stock, units, or warrants will be able to meet any of NYSE’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Certificate of Incorporation and the Trust Agreement. If our securities do not meet NYSE’s continued listing requirements, NYSE may delist our securities from trading on its exchange.
If NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A Common Stock constitute a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage;

•	a decreased ability to issue additional securities or obtain additional financing in the future; and
•	Difficulty completing an initial Business Combination.
The National Securities Markets Improvement Act of 1996, which is a Federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units, and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the Federal statute does allow the states to investigate companies if there is a suspicion of fraud, and the states can regulate or bar the sale of covered securities if there is a finding of fraudulent activity. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view SPACs unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of SPACs in their states. Further, if we were no longer listed on NYSE, our securities would not qualify as covered securities and we would be subject to regulation in each state in which we offer our securities.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to a stockholder that makes an Election to have its Public Shares redeemed for cash pursuant to the exercise of a right to redemption.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION TO REDEEM YOUR PUBLIC SHARES. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.
This discussion is limited to certain U.S. federal income tax considerations applicable to beneficial owners of our Public Shares who hold the Public Shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion assumes that any distributions made (or deemed made) by us on our Public Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our Public Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to the exercising of your right to have your Public Shares redeemed in light of your particular circumstances, or if you are subject to special treatment under the U.S. federal income tax laws, including if you are:
•	our sponsor or founder (or an officer, director, employee or affiliate thereof);
•	a financial institution;
•	a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the securities;
•	a government or agency or instrumentality thereof;
•	an S corporation;
•	a regulated investment company;
•	a real estate investment trust;
•	an expatriate or former long-term resident of the United States;
•	an insurance company;
•	a partnership or other pass-through entity for U.S. federal income tax purposes and any beneficial owners of such partnerships;
•	a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;
•	a person that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;
•	a person holding the securities as part of a “straddle,” integrated transaction or similar transaction;
•	a person holding our securities in connection with a trade or business outside the United States;
•	a U.S. person whose functional currency is not the U.S. dollar; or
•	a tax-exempt entity.
This discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate, or Medicare contribution tax laws, or any state, local, or non-U.S. tax laws. Moreover, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who invest in our Public Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other pass-through entity for U.S. federal income tax purposes) is the beneficial owner of our Public Shares, the U.S. federal income tax treatment of a partner or member in the partnership or other pass-through entity generally will depend on the status of the partner or member, the activities of the partnership or other pass-through entity, and certain determinations made at the partner or member level. If you are a partnership or other passthrough entity holding our securities, or a partner or member thereof, we urge you to consult your own tax adviser.
The discussion below is based on the provisions of the Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified, or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
U.S. Federal Income Tax Considerations to U.S. Holders
This section addresses the U.S. federal income tax consequences to U.S. Holders of our Public Shares. For purposes of this discussion, you are a “U.S. Holder” if for U.S. federal income tax purposes, you are a beneficial owner of our Public Shares and are:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a U.S. person.

Redemption as Sale or Corporate Distribution
If your Public Shares are redeemed pursuant to an Election, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Public Shares exceeds one year, as described in greater detail below under “U.S. Federal Income Tax Considerations to U.S. Holders—Redemption Taxable as Sale or Exchange.” If the redemption does not qualify as a sale of Public Shares, it will be treated as a corporate distribution, as described in greater detail below under “U.S. Federal Income Tax Considerations to U.S. Holders—Redemption Taxable as Corporate Distribution.” Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our shares treated as held by you (including any shares constructively owned by you) relative to all our shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of the Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us, or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include shares of Class A Common Stock which could be acquired pursuant to the exercise of the warrants which Public Shareholders received upon the separation of their units. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial Business Combination, the Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “U.S. Federal Income Tax Considerations to U.S. Holders—Redemption Taxable as Corporate Distribution,” below. After the application of those rules, any remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you may be able to add the remaining tax basis in the redeemed Public Shares to your adjusted tax basis in your warrants or possibly in other stock constructively owned by you, but you are urged to consult your tax adviser as to the allocation of any remaining basis.
You should consult your own tax advisor as to whether the redemption of your Public Shares will be treated as a sale or as a distribution under the Code and the treatment of such sale or distribution.
Redemption Taxable as Sale or Exchange
You generally will recognize capital gain or loss if the redemption of your Public Shares is treated as a sale or other taxable disposition of our Public Shares. This capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
For purposes of the holding period, it is unclear whether the redemption rights with respect to the Public Shares prior to the initial Business Combination suspend the running of the applicable holding period. If the running of the holding period for the Public Shares is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or other taxable disposition of the Public Shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates.
Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash and the fair market value of any property received in the redemption and (ii) your adjusted tax basis in the Public Shares redeemed. Your adjusted tax basis in your Public Shares generally will equal your acquisition cost, minus any amount of acquisition cost allocated to your warrants.
Redemption Taxable as Corporate Distribution
You generally will be required to include in gross income as a dividend the amount of any cash paid for our Public Shares to the extent that the payment is treated as a distribution out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles) if the redemption of your Public Shares is treated as a corporate distribution. Distributions in excess of our current and accumulated earnings and profits generally will be applied against, and reduce, your tax basis in your Public Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Public Shares (the treatment of which is described under “U.S. Federal Income Tax Considerations to U.S. Holders—Redemption Taxable as Sale or Exchange” above). However, it is possible that financial intermediaries may report the entire amount of any distributions we make as dividends if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.
If you are a taxable corporate U.S. Holder, any amount treated as a dividend paid by us generally will qualify for the dividends-received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, any amount treated as a dividend generally will be taxed at the lower applicable long-term capital gains rate that applies to qualified dividend income, provided that certain other holding period requirements, are met. It is unclear, whether the redemption rights prior to our initial Business Combination with respect to your Public Shares may suspend the running of the applicable holding period for purposes of the dividends received deduction or the preferential tax rate on qualified dividends, as applicable. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.
Tax Reporting
Proceeds from the redemption of our Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications or are otherwise exempt from backup withholding and establish your exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section addresses the U.S. federal income tax consequences to Non-U.S. Holders of our Public Shares. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner who or that is for U.S. federal income tax purposes:
•	a non-resident alien individual;
•	a foreign corporation; or
•	an estate or trust that is not a U.S. Holder;
but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership or sale or other disposition of our Public Shares.
Redemption as Sale or Corporate Distribution
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Public Shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Public Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders” above.
You should consult your own tax advisor as to whether the redemption of your shares will be treated as a sale or as a distribution under the Code and the treatment of such sale or distribution.
Redemption Taxable as Sale or Exchange
If you are a Non-U.S. Holder and the redemption of your Public Shares is treated as a sale or other taxable disposition of our Public Shares, you generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of your Public Shares, unless the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by you. Unless an applicable treaty provides otherwise, gain will be subject to tax at generally applicable U.S. federal income tax rates as if the you were a U.S. resident. If you are a foreign corporation, any gain may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).
Redemption Taxable as Corporate Distribution
You will be treated as receiving a distribution if you are a Non-U.S. Holder and the redemption of your Public Shares does not qualify as a sale. In general, distributions, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the your conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of your Public Shares, which will be treated as described above under “U.S. Federal Income Tax Considerations to Non-U.S. Holders—Redemption Taxable as Sale or Exchange.”
If we pay dividends that are effectively connected with your conduct of a trade or business within the United States, the dividends generally will not be subject to U.S. withholding tax, provided you comply with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). If a tax treaty applies, the dividends must also be attributable to a U.S. permanent establishment or fixed base maintained by you. The dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in the tax as may be provided by an applicable income tax treaty). If you are a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Not Legal or Tax Advice; Consult Your Tax Adviser
The U.S. federal income tax discussion set forth herein is included for general information only and may not be applicable depending upon your particular situation. It is not intended to be, and should not be construed as, legal or tax advice to any shareholder. You should consult your tax adviser with respect to the tax consequences of the exercise of your redemption rights through an Election, including the tax consequences under state, local, estate, non-U.S., and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

THE SPECIAL MEETING
We are furnishing this Proxy Statement to you as a shareholder of PROOF Acquisition Corp I as part of the solicitation of proxies by our Board for use at our Special Meeting to be held on May 19, 2023, at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. In addition, our shareholders will have the opportunity to ask questions of management at the Special Meeting.
All shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. In accordance with the Bylaws of the Company (the “Bylaws”), the Special Meeting will be held in virtual meeting format and attending the meeting virtually will be considered attendance at the Special Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions, and participate as they would at an in-person special meeting. In particular, you can attend the Special Meeting virtually to vote and submit questions via live audio webcast by visiting https://www.cstproxy.com/proof-paci/2023 and entering the control number found on your proxy card, voting instruction form, or notice included in the proxy material. Shareholders do not need to pre-register to attend the virtual Special Meeting. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.
If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Common Stock are held by a bank, broker, or other nominee, you will need to contact your bank, broker, or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.
Shareholders will have multiple opportunities to submit questions to the Company for the Special Meeting. Shareholders who wish to submit a question may do so by selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to Special Meeting matters may be recognized and answered during the Special Meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Special Meeting matters. In addition, we will offer live technical support for all shareholders attending the Special Meeting.
If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 800-450-7155 (toll free) or +1 857-999-9155 outside of the U.S. and Canada. No passcode is needed. Please request the “PROOF Acquisition Corp I Special Meeting” when greeted by the operator, and you will be placed into the conference on hold until the meeting begins. You will not be able to vote or submit questions through the listen-only format.
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held on May 19, 2023, at 10:00 a.m., Eastern Daylight Time. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/proofpaci/2023. You are cordially invited to attend the Special Meeting, at which shareholders will be asked to consider and vote upon the following Proposals, which are more fully described in this Proxy Statement:
•
A proposal to amend the Company’s Certificate of Incorporation as set forth in Annex A, to change the timing of and payment required to extend the Completion Window. As amended, the required payments are the deposit by the Company into the Trust Account established in connection with our IPO, of the Adjusted Extension Payment for each applicable period;

•	A proposal to approve the amendment to the Trust Agreement, as set forth in Annex B, to allow for the Extension Amendment; and
•
A proposal to adjourn the Special Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Record Date, Voting, and Quorum
Our Board fixed 5:00 p.m., Eastern Daylight Time, on April 6, 2023 as the Record Date for the determination of holders of our outstanding shares of Common Stock entitled to notice of and to vote on all matters presented at the Special Meeting. As of the Record Date, there were 34,500,000 shares of Common Stock, including 27,600,000 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock, issued, outstanding, and entitled to vote. Each share entitles the holder thereof to one vote. The holders or the authorized proxies of the holders of 17,250,001 shares of Common Stock must be present at the Special Meeting to constitute a quorum.
Required Vote
The Extension Amendment Proposal, pursuant to the Certificate of Incorporation, must be approved by the affirmative vote of the holders of sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote.
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, must be approved by the affirmative vote of the holders of sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote.
The Adjournment Proposal must be approved by the affirmative vote of the holders of a simple majority of the issued and outstanding shares of Common Stock, who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the Proposals. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Proposals.
Voting
You can vote your shares by proxy or at the Special Meeting in person online.
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy over the internet as described above, you will designate John C. Backus, Jr., our Chief Executive Officer, or, failing him, Michael Zarlenga, our General Counsel, or, failing him, the duly appointed director to act as your proxy at the Special Meeting. Mr. Backus, Mr. Zarlenga, or the duly appointed director, as applicable, will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions with respect to the Proposals presented in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Special Meeting.
Alternatively, you can vote your shares online by attending the Special Meeting in person online. Pursuant to the bylaws of the Company, no other business except that which is set forth in the Notice of the Special Meeting may be transacted at the Special Meeting. However, while we know of no other matters that may properly come before the Special Meeting, it is possible that other administrative matters may be voted on at the Special Meeting. If that happens and you have signed and not revoked a proxy card, your shares will be voted in accordance with the best judgment of Mr. Backus or Mr. Zarlenga.
A special note for those who plan to attend the Special Meeting and vote online: if your shares are held in the name of a broker, bank, or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Special Meeting.
Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for each of the Proposals or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the Common Stock represented by the proxy will be voted “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Alliance at:
Alliance Advisors, LLC
200 Broadacres Drive,
Bloomfield, New Jersey 07003
Email: PACI@allianceadvisors.com
Toll-free: 888-511-2609
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Alliance either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Special Meeting and voting online.
Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of Common Stock, their proxy holders and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Special Meeting. For example, you may submit an account statement showing that you beneficially owned Common Stock as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies; Expenses
The cost of preparing, assembling, printing and mailing the Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.
We have engaged Alliance to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting if you are a holder of record of the Common Stock. You may contact Alliance at:
Alliance Advisors, LLC
200 Broadacres Drive,
Bloomfield, New Jersey 07003
Email: PACI@allianceadvisors.com
Toll-free: 888-511-2609
The Company has agreed to pay Alliance its customary fees and expenses for its services in connection with the Special Meeting.

No Right of Dissent or Appraisal
Neither Delaware law nor our Certificate of Incorporation provides for dissenters’ rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Special Meeting.
Principal Offices
Our principal executive offices are located at PROOF Acquisition Corp I, 11911 Freedom Drive, Suite 1080 Reston, VA. Our telephone number at such address is (571) 310-4949.
Interests of our Initial Shareholders, Directors, and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
Our Sponsor currently owns of (i) 6,440,000 Founder Shares (the Sponsor originally purchased 6,900,000 Founders Shares for $25,000) and (ii) 15,226,000 Private Placement Warrants purchased for $15,226,000. If an initial Business Combination is not consummated, the Founders Shares will only be entitled to a distribution from the Company after all Public Share have been redeemed and if all creditors of the Company have been paid. Furthermore, the Private Placement Warrants will expire without any value.

•
Our Certificate of Incorporation provides that we currently have until June 3, 2023 to consummate an initial Business Combination. However, in our sole discretion, we may, but are not obligated to, extend the period to consummate a Business Combination up to (2) two times, each by an additional three months through December 3, 2023; provided that our Sponsor (or its designees) must deposit into the Trust Account funds equal to the Original Extension Payment. Our Board does not believe that there will be sufficient time before June 3, 2023 to complete an initial Business Combination. Thus, our Certificate of Incorporation and Trust Agreement would be amended in the form attached as Annex A and Annex B, respectively, to change the timing of and payment required to extend the Completion Window, from June 3, 2023 up to December 3, 2023, by depositing into the Trust Account the Adjusted Extension Payment for each applicable period instead of the Original Extension Payment. As explained above, we will not be able to consummate an initial Business Combination by June 3, 2023 and therefore, we are asking to change the Original Extension Payment with the Adjusted Extension Payment in order to economically facilitate our ability to extend the period of time to consummate a Business Combination. As our Sponsor (or its designees) may finance either the Original Extension Payments or, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjusted Extension Payments, it may have interest in the Proposals that are different from, or in addition to, your interest as a shareholder.

•
In order to finance transaction costs in connection with an initial Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company may repay the Working Capital Loans. Otherwise, in the event that an initial Business Combination does not close, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. The Working Capital Loans would either be repaid upon consummation of an initial Business Combination without interest or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-initial Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of the Working Capital Loans, if any, have not been determined and no written agreements exist with respect to the loans. As of the Record Date, the Company had no outstanding Working Capital Loans.

•
Pursuant to an agreement between our Sponsor and the Company, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement, or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable. The foregoing liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not the waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. We will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses, or other entities with which we do business, execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. However, by changing the timing of and payment required to extend the Completion Window, the Sponsor is reducing the risk that the funds in the Trust Account will fall short of the required amounts for redemptions.
•
For the twelve-months following the IPO, the Company paid Venture Valkyrie Consulting, LLC, a consulting firm owned by Lisa Suennen, one of our directors, a consulting fee and thereafter, Lisa Suennen has been receiving monthly compensation for serving as the chairperson of our audit committee. With the exception of Lisa Suennen, none of our directors has received any cash compensation for services rendered to us. In addition, Steven Mullins, our Chief Financial Officer, and Michael Zarlenga, our General Counsel, receive compensation for providing services to the Company. Our Sponsor, officers, and directors, or any of their respective affiliates, are also entitled to be reimbursed for certain bona fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable potential initial Business Combinations. Mr. Mullins and Mr. Zarlenga are two of the three managing members PROOF Sponsor Management, LLC, the manager of our Sponsor which owns 6,440,000 Founder Shares.

Redemption Rights
If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension is implemented, the Company will provide Public Shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes. Public Shareholders whose Public Shares are not redeemed, will retain their right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO OUR TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AGREEMENT AMENDMENT PROPOSAL.
In connection with tendering your Public Shares for redemption, prior to Redemption Deadline, you must elect (a) to physically tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption, E-mail: spacredemptions@continentalstock.com, or (b) to deliver your Public Shares to Continental electronically using DTC’s DWAC system prior to the Redemption Deadline, which election would likely be determined based on the manner in which you hold your Public Shares. The requirement for physical or electronic delivery prior to the Redemption Deadline ensures that a Public Shareholder’s election to redeem Public Shares is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. Public Shareholders will not be able to make an election to redeem their Public Shares after the Redemption Deadline.
Through the DWAC system, this electronic delivery process can be accomplished by the Public Shareholders, whether or not the Public Shareholder is a record holder or its Public Shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of the Public Shares through the DWAC system. Delivering Public Shares physically may take significantly longer. In order to obtain a physical share certificate (if any), a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering or delivering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that a Public Shareholder intending to tender certificated Public Shares should generally allow at least two weeks to obtain physical certificates from the transfer agent.
The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Public Shareholders who request physical share certificates and wish to redeem may be unable to meet the Redemption Deadline for tendering or delivering their shares before exercising their redemption rights and thus will be unable to redeem their Public Shares.
Public Shares that have not been tendered or delivered in accordance with these procedures prior to the Redemption Deadline will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Shareholder tenders its Public Shares and decides prior to the vote at the Special Meeting that it does not want to redeem its Public Shares, the Public Shareholder may withdraw the tender with the consent of the Board. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make the request by contacting our transfer agent at the address listed above. If a Public Shareholder tenders Public Shares and the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, the Public Shares will not be redeemed and the physical certificates representing the Public Shares will be returned to the Public Shareholder promptly following the determination that the Extension Amendment Proposal or the Trust Agreement Amendment Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders Public Shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for the Public Shares soon after the completion of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. The transfer agent will hold the certificates of Public Shareholders that make the Election until the Public Shares are redeemed for cash or returned to the Public Shareholders.
If properly demanded, the Company will redeem each Public Share for a per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares. Based on the current amount in the Trust Account, the Company anticipates that the per-Public Share redemption price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Special Meeting. The Company will not withhold any amount of the per-Public Share redemption price for the payment of the Excise Tax and will not use the proceeds placed in the Trust Account and the interests earned thereon to pay any Excise Taxes that may become due and payable as a result of the redemption of our Public Shares. The closing price of the Common Stock on the Record Date, was approximately $10.40 per share.
If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the Public Shares redeemed. You will be entitled to receive cash for these Public Shares only if you properly demand redemption and tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) to the Company’s transfer agent prior to the Redemption Deadline. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company anticipates that a Public Shareholder who tenders or delivers Public Shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Proposals. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or if they are abandoned, these shares will be returned promptly following the Special Meeting as described above. However, we may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, on information obtained from the persons named below, with respect to the beneficial ownership of Common Stock, by:
•	each person known by us to be the beneficial owner of more than 5% of our Common Stock;
•	each of our executive officers and directors that beneficially owns Common Stock; and
•	all our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of any warrants as warrants are not exercisable within 60 days of the Record Date.
In the table below, percentage ownership is based on 34,500,000 shares of Common Stock, consisting of (i) 27,600,000 shares of Class A Common Stock and (ii) 6,900,000 shares of Class B Common Stock, issued and outstanding as of the Record Date. Voting power represents the combined voting power of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the Class A Common Stock and Class B Common Stock vote together as a single class. Currently, all of Class B Common Stock are convertible into Class A Common Stock on a one-for-one basis at the option of the holder at any time. The table below does not include the Class A Common Stock underlying the warrants held or to be held by our officers or Sponsor because these securities are not exercisable within 60 days of the Record Date.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Common Stock
PROOF Acquisition Sponsor I, LLC (our Sponsor)(3)			6,440,000	93.33%	18.67%
John C. Backus, Jr.(4)(5)
Steven P. Mullins.(4)(5)
Michael W. Zarlenga(4)(5)
Peter C. Harrison(5)
Coleman Andrews(5)
Mark Lerdal(5)
Lisa Suennen(5)
Highbridge Capital Management, LLC(6)	2,170,352	7.86%			6.29%
Magnetar Financial LLC(7)	2,256,400	8.18%			6.54%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(8)	1,500,000	5.43%			4.35%
All officers and directors as a group(4)(9)
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 11911 Freedom Drive, Suite 1080 Reston, VA 20190.
(2)
Interests shown consist solely of Class B Common Stock. Class B Common Stock is convertible to Class A Common Stock at any time at the option of the holder and will automatically convert into Class A Common Stock concurrently with or immediately following the consummation of our initial Business Combination.

(3)	The shares reported above are held in the name of the Sponsor. PROOF Acquisition Sponsor I, LLC is controlled by its manager, PROOF Sponsor Management, LLC.
(4)
Messrs. Backus, Mullins, and Zarlenga are managing members of PROOF Sponsor Management, LLC, the manager of our Sponsor and no person individually has the power to vote or control the interests of our Sponsor. Each individual disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(5)
This individual does not beneficially own any Founder Shares or Private Placement Warrants. However, this individual has a pecuniary interest in these securities through his or her ownership of membership interests of our Sponsor.

(6)	Pursuant to Schedule 13G filed on February 2, 2023 by Highbridge Capital Management, LLC. The business address of the reporting person is 277 Park Avenue, 23rd Floor, New York, New York 10172.
(7)
Pursuant to Schedule 13G/A filed on February 2, 2023 by Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC, David J. Snyderman. The business address of each of the reporting person is 11911 Freedom Drive, Suite 1080, Reston, VA 20190.

(8)
Pursuant to Schedule 13G filed on February 8, 2022 by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust. The business address of the reporting person is 2020 Calamos Court Naperville, IL 60563.

(9)
No director or officer (other than Mr. Backus, Mr. Mullins or Mr. Zarlenga, as more fully-described in note 4 above) owns any founder shares or Private Placement Warrants; however, each director may be deemed to have a pecuniary interest in these securities through his or her ownership of membership interests of our Sponsor.

PROPOSAL ONE - THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the Company’s Certificate of Incorporation to change the timing of and payment required to extend the Completion Window. As amended, the Adjusted Extension Payment shall constitute the deposit by the Company into the Trust Account of (i) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then thereafter (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
A copy of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Amendment Proposal
The Company’s Certificate of Incorporation provides that we have until June 3, 2023 (which is 18 months from the closing of our IPO) to consummate an initial Business Combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a Business Combination up to (2) two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination, which is December 3, 2023); provided that our Sponsor (or its designees) must deposit into the Trust Account funds equal to equal to $0.10 per unit sold in the IPO, for an aggregate additional amount of $2,760,000 for each such extension.
Our Board does not believe that there will be sufficient time before June 3, 2023 to complete an initial Business Combination. Accordingly, our Board believes that, to be able to consummate an initial Business Combination, we will need to make one or more payments to extend the Termination Date. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to amend the timing of and the payment required to extend the Completion Window by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination. This is expected to allow our shareholders to have the opportunity to participate in our future investment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company be able to consummate an initial Business Combination within the Completion Window, as extended, given the actions that must occur prior to closing of an initial Business Combination.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. In addition, each of the Trust Agreement Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other. If the Extension Amendment Proposal is not approved and we have not consummated an initial Business Combination by June 3, 2023 or by December 3, 2023, as applicable, in accordance with our Certificate of Incorporation, we will cease all operations except for the purpose of winding up.
Reasons for Redemption Rights
Our Certificate of Incorporation provides that if our shareholders approve an amendment (A) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before June 3, 2023, or (B) with respect to any other provision relating to shareholders’ rights or pre-Business Combination activity, such as changing the Original Extension Payment to the Adjusted Extension Payment, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares. Upon the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, electing Public Shareholders that elect to redeem their Public Shares will receive the per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Certificate of Incorporation was included to protect our Public Shareholders from having to sustain their investments for an unreasonably long period if we failed to complete a Business Combination in the time frame contemplated by the Certificate of Incorporation.

We may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, which condition may not be waived by the Board.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Certificate of Incorporation will be amended pursuant to the resolution as set forth in Annex A. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon the approved Proposals at any time without any further action by our shareholders.
The approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii)deliver to the holders of the redeemed Public Shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 that was in the Trust Account as of the Record Date.
Required Vote
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. However, because the vote required to approve the Extension Amendment Proposal requires a specific percentage of all the outstanding shares of Common Stock, abstaining or failing to vote by proxy or in person at the Special Meeting will have the same effect as voting “No” on the Extension Amendment Proposal.
Our Sponsor and all directors, officers, and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, our Sponsor, directors, and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,440,000 shares of Common Stock (consisting solely of Founder Shares), representing approximately 18.67% of the Company’s issued and outstanding shares of Common Stock.
Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one Proposal is approved by the shareholders and the other Proposal is not, neither Proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.
You are not being asked to vote on a proposed initial Business Combination at this time. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and you do not elect to redeem your Public Shares, you will retain the right to vote on a proposed initial Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial Business Combination is approved and completed or we have not consummated an initial Business Combination by the time specified above.

Full Text Resolutions to Be Approved
“RESOLVED, that conditional upon the effectiveness of the resolution to amend the Trust Agreement, the Certificate of Incorporation of the Company be amended by the deletion of the existing definition of “Completion Window” under Section A of the Fifth Article in its entirety and the insertion of the following language in its place:
The “Completion Window” shall mean the period of time commencing on, and including, the closing date of the IPO and ending on the date that is the later of (i) June 3, 2023; or (ii) September 3, 2023, if the Corporation, the Corporation's sponsor, or any of their respective affiliates or designees, has given five days advance notice, and deposited into the Trust Account the lesser of US$480,000 or US$0.12 for each issued and outstanding Public Share on or prior to June 3, 2023; or (iii) if the deposit required by (ii) was made, October 3, 2023, November 3, 2023, or December 3, 2023, as applicable, provided that the Corporation or the Corporation's sponsor, or any of their respective affiliates or designees, has given five days advance notice prior September 3, 2023, October 3, 2023, and November 3, 2023, respectively, and deposited into the Trust Account the lesser of US$160,000 or US$0.04 for each issued and outstanding Public Share on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.

PROPOSAL TWO - THE TRUST AGREEMENT AMENDMENT PROPOSAL
Overview
The Company is proposing an amendment to the Trust Agreement as set forth in Annex B, to amend the form of extension letter to be provided to the Trustee (the “Extension Letter”) necessary to extend the Completion Window to conform the terms of the Extension Letter to the changes proposed to be made to the Certificate of Incorporation by the Extension Amendment Proposal. The Trust Agreement currently provides that the Trustee must receive the Extension Letter substantially in the form set forth in Exhibit E to the Trust Agreement. Exhibit E currently provides that the Company may extend the Completion Window up to (2) two times, each by an additional three months, and provides an aggregate additional deposit amount to the Trust Account of $2,760,000 for each such extension.
In order to conform the Extension Letter to the changes proposed to be made to the Certificate of Incorporation by the Extension Amendment Proposal, the Extension Letter is proposed to be revised to provide the required additional deposit by the Company into the Trust Account be (i) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023 and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
The Board’s Reasons for the Trust Agreement Amendment Proposal
The Company’s Trust Agreement conforms to the requirements of the Certificate of Incorporation in that it provides that the Company must provide the Trustee the Extension Letter in a form substantially similar to what is contained in Exhibit E of the Trust Agreement. Exhibit E contains the same requirements for an extension as the Certificate of Incorporation.
As previously discussed under “PROPOSAL ONE - THE EXTENSION AMENDMENT PROPOSAL”, our Board does not believe that there will be sufficient time before June 3, 2023 to complete an initial Business Combination. Accordingly, our Board believes that, in order to be able to consummate an initial Business Combination we will need to make additional payments to extend the Termination Date. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to amend the timing of and payment required to extend the Completion Window by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial Business Combination. This is expected to allow our shareholders to have the opportunity to participate in our future investment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company will be able to consummate an initial Business Combination within the Completion Window, as extended, given the actions that must occur prior to closing of an initial Business Combination.
Reasons for Redemption Rights
Our Trust Agreement provides that we must offer redemption rights if our shareholders are asked to approve an amendment in connection with a shareholder vote to modify the substance or timing of the Company’s obligation to provide for the redemption of the Public Shares in connection with an initial Business Combination, and amendment to the Certificate of Incorporation, or to redeem 100% of its shares of Common Stock if the Company does not complete its initial Business Combination within the time frame specified in the Certificate of Incorporation. As a result, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares. Upon the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, electing Public Shareholders that elect to redeem their Public Shares will receive the per-Public Share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares.

We may not redeem our Public Shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, which condition may not be waived by the Board. If the Extension Amendment Proposal is Not Approved.
If the Trust Agreement Amendment Proposal Is Approved
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Exhibit E to the Trust Agreement will be amended pursuant to the resolution, as set forth in Annex B. Notwithstanding shareholder approval of the Trust Agreement Amendment Proposal, our Board will retain the right to abandon the approved Proposals at any time without any further action by our shareholders.
The approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed Public Shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $288,426,163.12 in cash and marketable securities that was in the Trust Account as of the Record Date.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire without any value if we fail to complete our initial Business Combination by the deadline set forth under our Certificate of Incorporation. In the event of a liquidation, holders of Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Required Vote
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least sixty-five percent (65%) of the shares of Common Stock outstanding and entitled to vote. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. However, because the vote required to approve the Trust Agreement Amendment Proposal requires a specific percentage of all the outstanding shares of Common Stock, abstaining or failing to vote by proxy or in person at the Special Meeting will have the same effect as voting “No” on the Trust Agreement Amendment Proposal.
Our Sponsor and all our directors, officers, and their affiliates are expected to vote any Common Stock owned by them in favor of the Trust Agreement Amendment Proposal. On the Record Date, our Sponsor, directors, and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,440,000 shares of Common Stock (consisting solely of Founder Shares), representing approximately 18.67% of the Company’s issued and outstanding shares of Common Stock.
Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one Proposal is approved by the shareholders and the other Proposal is not, neither Proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.
You are not being asked to vote on a proposed initial Business Combination at this time. If the Extension Amendment Proposal and the Extension Amendment Proposal are approved and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial Business Combination is approved and completed or we have not consummated an initial Business Combination by the time specified above.

Full Text Resolution to Be Approved
“RESOLVED, that conditional upon the effectiveness of the resolution to amend the Certificate of Incorporation of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Agreement Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL THREE - THE ADJOURNMENT PROPOSAL
Overview
In the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. If the Board is unable to adjourn the Special Meeting to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the existing provisions of the Certificate of Incorporation and Trust Agreement will remain in effect and the Board believes it will not be economically viable to continue the Company beyond June 3, 2023.
Required Vote
The Adjournment Proposal must be approved by the affirmative vote of the holders of a simple majority of the issued and outstanding shares of Common Stock, who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on the matter, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Adjournment Proposal.
Our Sponsor and all our directors, officers, and their affiliates are expected to vote any Common Stock owned by them in favor of the Adjournment Proposal. On the Record Date, our Sponsor, directors, and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,440,000 shares of Common Stock (consisting solely of Founder Shares), representing approximately 18.67% of the Company’s issued and outstanding shares of Common Stock.
Full Text of Resolution
“RESOLVED, as an ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the Special Meeting: (i) there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (ii) there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS
Householding Information
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 11911 Freedom Drive, Suite 1080, Reston, VA 20190 to inform us of his or her request; or

•	If a bank, broker. or other nominee holds the shares, the shareholder should contact the bank, broker, or other nominee directly.
Where You Can Find More Information
We file reports, proxy statements, and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Alliance Advisors, LLC
200 Broadacres Drive,
Bloomfield, New Jersey 07003
Email: PACI@allianceadvisors.com
Toll-free: 888-511-2609
You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:
PROOF ACQUISITION CORP I
11911 Freedom Drive, Suite 1080
Reston, VA 20190
+1 571-310-4949
If you are a shareholder of the Company and would like to request documents, please do so no later than five days before the Special Meeting in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PROOF ACQUISITION CORP I
PROOF Acquisition Corp I, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: That the name of this corporation (the “Corporation”) is PROOF ACQUISITION CORP I.
SECOND: That the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on March 16, 2021. An amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 29, 2021 (the “Amended and Restated Certificate of Incorporation”).
THIRD: The Board of Directors of the Corporation, by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted the following amendments to the Amended and Restated Certificate of Incorporation:
FOURTH: That the existing definition of “Completion Window” under Section A of the Fifth Article is hereby deleted in its entirety and replaced with the following language:
The “Completion Window” shall mean the period of time commencing on, and including, the closing date of the IPO and ending on the date that is the later of (i) June 3, 2023; or (ii) September 3, 2023, if the Corporation, the Corporation’s sponsor, or any of their respective affiliates or designees, has given five days advance notice, and deposited into the Trust Account the lesser of US$480,000 or US$0.12 for each issued and outstanding Public Share on or prior to June 3, 2023; or (iii) if the deposit required by (ii) was made, October 3, 2023, November 3, 2023, or December 3, 2023, as applicable, provided that if the Corporation or the Corporation’s sponsor, or any of their respective affiliates or designees, has given five days advance notice prior September 3, 2023, October 3, 2023, and November 3, 2023, respectively, and deposited into the Trust Account the lesser of US$160,000 or US$0.04 for each issued and outstanding Public Share on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively
FIFTH: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the holders of sixty-five percent (65%) of the outstanding Common Stock of the Corporation entitled to vote thereon voted in favor of the adoption of the amendment to the Amended and Restated Certificate of Incorporation. The necessary numbers of shares, as required by statute, were voted in favor of the amendment.
SIXTH: That said amendment to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of     , 2023.
PROOF ACQUISITION CORP I

By:
Name:
Title:
A-1

ANNEX B
PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of   , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between PROOF Acquisition Corp I (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 30, 2021 (the “Trust Agreement”);
WHEREAS, Section 1(ix) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, Section 1(xiii) of the Trust Agreement sets forth the procedure for the extension of the Completion Window (as defined below); and
WHEREAS, at a special meeting of the shareholders of the Company held on May 19, 2023 (the “Special Meeting”), the Company’s shareholders approved (A) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to change the timing of and payment required to extend the date by which the Company must consummate an initial Business Combination (the “Completion Window”). As amended, the required payments by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”) to extend the completion window shall be (i) the lesser of (a) $480,000 and (b) $0.12 for each issued and outstanding Public Share, payable on or prior to June 3, 2023, for extension of the end of the Completion Window to September 3, 2023, and then thereafter (ii) the lesser of (a) $160,000 and (b) $0.04 for each issued and outstanding Public Share, payable monthly on or prior to September 3, 2023, October 3, 2023, and November 3, 2023, respectively, for extension of the end of the Completion Window to October 3, 2023, November 3, 2023, and December 3, 2023, as applicable; and (B) a proposal to amend the Trust Agreement to allow for the Extension Amendment.
NOW THEREFORE, IT IS AGREED:
1. Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:
EXHIBIT E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: [ ]
Re: Trust Account No. [ ] - Extension Letter
Dear [ ]:
Pursuant to Section 1(xiii) of the Investment Management Trust Agreement, dated as of November 30, 2021 (as amended, supplemented, or otherwise modified from time to time, the “Trust Agreement”), by and between PROOF Acquisition Corp I (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional     month(s), from     to     (the “Extension”).
This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [    ] which will be wired to you, into the Trust Account investments upon receipt.
Very truly yours,
PROOF ACQUISITION CORP I

By:
Name:
Title:
2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.
3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.
4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(iii) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

PROOF ACQUISITION CORP I

By:
Name:
Title: Chief Executive Officer

PROXY CARD FOR COMMON STOCK

PROOF ACQUISITION CORP I
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
TO BE HELD ON MAY 19, 2023
The undersigned holder of Common Stock, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated April 21, 2023, in connection with the Special Meeting to be held at 10:00 a.m., Eastern Daylight Time on May 19, 2023 via the Internet, for the sole purpose of considering and voting upon the proposals, and hereby appoints John C. Backus, Jr., our Chief Executive Officer, or, failing him, Michael Zarlenga, our General Counsel, or, failing him, the duly appointed director of the Special Meeting (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
The Special Meeting can be accessed via the Internet at https://www.cstproxy.com/proof-paci/2023, where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will need the control number located on this proxy card to join the Special Meeting via the virtual platform.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 19, 2023: This notice of Special meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/proofpaci/2023.
(Continued, and to be marked, dated, and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PROOF ACQUISITION CORP I

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 18, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:
https://www.cstproxy.com/proof-paci/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

PROOF ACQUISITION CORP I —
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**__________, **2023**

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.